UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2017

XOMA CORPORATION

(Exact name of registrant as specified in its charter)

000-14710	Delaware	52-2154066
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2200 Powell Street, Suite 310, Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 204-7200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On December 15, 2017, XOMA Corporation (“XOMA”) appointed Dee Datta, Ph.D., to serve as its Chief Business Officer. Dr. Datta joined XOMA from Forty Seven Inc. As the Vice President of Corporate Development at Forty Seven, Dr. Datta managed business development, strategy and transactions, company financing, and investor relations. Dr. Datta joined Forty Seven from XOMA where she was the Senior Director of Business Development. During her time at XOMA, she successfully closed multiple transactions including licensing deals with large pharmaceutical companies, such as Novartis and Novo Nordisk. Prior to joining the biotech industry in an operating role, Dr. Datta was a venture capitalist at The Column Group and Longitude Capital. As an investor, she has experience in alternative financing strategies, such as royalty monetization, in addition to formation and management of portfolio companies. Dr. Datta started her career as the Founder and Vice President of a biotech startup, Allozyne, based on technologies licensed from California Institute of Technology (Caltech). Dr. Datta received her Ph.D. from Caltech and MBA from Stanford University Graduate School of Business.

On December 20, 2017, XOMA appointed Danny Hart to serve as its Vice President, General Counsel. Mr. Hart joined XOMA from PDL BioPharma, Inc. (“PDL”), where he most recently served as its Vice President, Business Development. While in his business development role at PDL, Mr. Hart led PDL’s royalty, debt and specialty pharma investment efforts. Mr. Hart previously served in various legal capacities at PDL, most recently as its Deputy General Counsel and Assistant Secretary, where we led PDL’s transactional efforts in a legal capacity, completing over $1 billion in investment transactions during his tenure at PDL. Mr. Hart began his legal career at the leading international law firms of Skadden, Arps and Hogan Lovells (fka Hogan & Hartson). Mr. Hart received his J.D. from Vanderbilt Law School and B.A. from the University of Washington.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: December 21, 2017	/s/ James R. Neal
James R. Neal
Chief Executive Officer